                                                                   EXHIBIT 10.17
No. PW-

____ Shares

                   THE TRANSFER OF THIS WARRANT IS SUBJECT TO
                   RESTRICTIONS CONTAINED HEREIN. THIS WARRANT
                      HAS BEEN ISSUED IN RELIANCE UPON THE
                  REPRESENTATION OF THE HOLDER THAT IT HAS BEEN
                  ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH
                 A VIEW TOWARDS THE RESALE OR OTHER DISTRIBUTION
                  THEREOF. NEITHER THIS WARRANT NOR THE SHARES
              ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE BEEN
               REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY
                             STATE SECURITIES LAWS.

                                  NANOGEN, INC.

                    Series B Preferred Stock Purchase Warrant


To Subscribe for and Purchase _______                             April 11, 1995
Shares of Series B Preferred Stock
of Nanogen, Inc.


                              VOID AFTER 5:00 P.M.
                                  PACIFIC TIME
                                 April 11, 2000


      THIS CERTIFIES that, for value received, _______________ or its registered assigns (the "Holders"), is entitled to subscribe for and purchase from NANOGEN, INC., a California corporation (hereinafter called the "Company"), at the price of $1.50 per share (such price as from time to time to be adjusted as hereinafter provided being hereinafter called the "Warrant Price"), at any time from the date hereof but at or prior to 5:00 p.m. Pacific time on April 11, 2000, up to _____ shares of fully paid and non-assessable Series B Preferred Stock of the Company (the "Series B Preferred Stock"), subject, however, to the provisions and upon the terms and conditions hereinafter set forth. This warrant and any warrant subsequently issued upon exchange or transfer hereof are hereinafter collectively called the "Warrant". This warrant is one of a series of warrants to purchase Series B Preferred Stock of even date herewith, each containing substantially identical terms and conditions, which warrants shall together be referred to as the "Series B Warrants."

      Section 1. Exercise of Warrant. The rights represented by this Warrant may be exercised by the Holder, in whole or in part (but not as to fractional shares) at any time or from time to time in part, but not as to a fractional share of Series B Preferred Stock by the completion of the purchase form attached hereto and by the surrender of this Warrant (properly endorsed) at the office of the Company as it may designate by notice in writing to the Holder hereof at the address of the Holder appearing on the books of the Company, and by payment to the Company of the Warrant Price in cash or by certified or official bank check for each share being purchased. In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the shares of Series B Preferred Stock so purchased, registered in the name of the Holder, or its nominee or other party designated in the purchase form by the Holder hereof, shall be delivered to the Holder within thirty business days after the date in which the rights represented by this Warrant shall have been so exercised; and, unless this Warrant has expired or has been exercised in full, a new Warrant representing the number of shares (except a remaining fractional share), if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder within such time. The person in whose name any certificate for shares of Series B Preferred Stock is issued upon exercise of this Warrant shall for all purposes be deemed to have become the Holder of record of such shares on the date on which this Warrant was surrendered and payment of the Warrant Price, except that, if the date of such surrender and payment is a date on which the stock transfer books of the Company are closed, such person shall be deemed to have become the Holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open. No fractional shares shall be issued upon exercise of this Warrant and no payment or adjustment shall be made upon any exercise on account of any cash dividends on the Series B Preferred Stock issued upon such exercise. If any fractional interest in a share of Series B Preferred Stock would, except for the provision of this Section 1, be delivered upon such exercise, the Company, in lieu of delivery of a fractional share thereof, shall pay to the Holder an amount in cash equal to the current fair market value of such fractional share.

      Section 2. Net Issuance.

      (1) Right to Convert. In addition to and without limiting the rights of the Holder under the terms of this Warrant, the Holder shall have the right to convert this Warrant or any portion thereof (the "Conversion Right") into shares of Series B Preferred Stock as provided in this Section 2 at any time or from time to time during the term of the Warrant. Upon exercise of the Conversion Right with respect to a particular number of shares subject to the Warrant (the "Converted Warrant Shares"), the Company shall deliver to the Holder (without payment by the Holder of any exercise price or any cash or other consideration) that number of shares of fully paid and nonassessable Series B Preferred Stock computed using the following formula:

                                  X = Y (A - B)
                                      ---------
                                          A


      Where   X = the number of shares of Series B Preferred Stock to be delivered to the holder

              Y = the number of Converted Warrant Shares

              A = the fair market value of one share of the Company's Series B
                  Preferred Stock on the Conversion Date (as defined below)

              B = the per share exercise price of the Warrant (as adjusted to the Conversion Date)

The Conversion Right may only be exercised with respect to a whole number of shares subject to the Warrant. No fractional shares shall be issuable upon exercise of the Conversion Right, and if the number of shares to be issued determined in accordance with the foregoing formula is other than a whole number, the Company shall pay to the Holder an amount in cash equal to the fair market value of the resulting fractional share on the Conversion Date. Shares issued pursuant to the Conversion Right shall be treated as if they were issued upon the exercise of the Warrant.

      (2) Method of Exercise. The Conversion Right may be exercised by the Holder by the surrender of the Warrant at the principal office of the Company together with a written statement specifying that the Holder thereby intends to exercise the Conversion Right and indicating the total number of shares under the Warrant that the Holder is exercising through the Conversion Right. Such conversion shall be effective upon receipt by the Company of the Warrant together with the aforesaid written statement, or on such later date as is specified therein (the "Conversion Date"). Certificates for the shares issuable upon exercise of the Conversion Right and, if applicable, a new warrant evidencing the balance of the shares remaining subject to the Warrant, shall be issued as of the Conversion Date and shall be delivered to the Holder promptly following the Conversion Date.

      (3) Determination of Fair Market Value. For purposes of Section 1 and this Section 2, fair market value of a share of Common Stock on the Conversion Date shall mean:

            (i) If traded on a stock exchange, the fair market value of the Common Stock shall be deemed to be the average of the closing selling prices of the Series B Preferred Stock on the stock exchange determined by the Board to be the primary market for the Series B Preferred Stock over the ten (10) trading day period (or such shorter period immediately following the closing of an initial public offering) ending on the date prior to the Conversion Date, as such prices are officially quoted in the composite tape of transactions on such exchange;

            (ii) If traded over-the-counter, the fair market value of the Series B Preferred Stock shall be deemed to be the average of the closing bid prices (or, if such information is available, the closing selling prices) of the Series B Preferred Stock over the ten (10) trading day period (or such shorter period immediately following the closing of an initial public offering) ending on the date prior to the Conversion Date, as such prices are reported by the National Association of Securities Dealers through its NASDAQ system or any successor system; and

            (iii) If there is no public market for the Series B Preferred Stock, then the fair market value shall be determined by the Company's Board of Directors in good faith.

      Section 3. Stock Splits, Consolidation, Merger and Sale. In the event the outstanding shares of Series B Preferred Stock shall be split, combined or consolidated, by dividend, reclassification or otherwise, into a greater or lesser number of shares of Series B Preferred Stock, the Warrant Price in effect immediately prior to such combination or consolidation and the number of shares purchasable under this Warrant shall, concurrently with the effectiveness of such combination or consolidation, be proportionately adjusted. If there shall be effected any consolidation or merger of the Company with another corporation, or a sale of all or substantially all of the Company's assets to another corporation, and if the holders of Series B Preferred Stock shall be entitled pursuant to the terms of any such transaction to receive stock, securities or assets with respect to or in exchange for Series B Preferred Stock (or Common Stock issued upon conversion of Series B Preferred Stock), then, as a condition of such consolidation, merger or sale, lawful and adequate provisions shall be made whereby the Holder of this Warrant shall thereafter have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Series B Preferred Stock immediately theretofore receivable upon the exercise of such Warrant, such shares of stock, securities or assets as may be issuable or payable with respect to or in exchange for a number of outstanding shares of such Series B Preferred Stock equal to the number of shares of such Series B Preferred Stock immediately theretofore so receivable had such consolidation, merger or sale not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of this Warrant.

      (1)   Stock to Be Reserved.

      (a) The Company will at all times reserve and keep available out of its authorized Series B Preferred Stock solely for the purpose of issue upon the exercise of this Warrant as herein provided, such number of shares of Series B Preferred Stock as shall then be issuable upon the exercise of this Warrant. The Company shall from time to time in accordance with applicable law increase the authorized amount of its Series B Preferred Stock if at any time the number of shares of Series B Preferred Stock remaining unissued and available for issuance shall not be sufficient to permit exercise of this Warrant. The Company covenants that all shares of Series B Preferred Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Company will take all such action as may be necessary to assure that all such shares of Series B Preferred Stock may be so issued without violation of any applicable law or regulation, or of any requirements of any national securities exchange upon which shares of capital stock of the Company may be listed.

      (b) The Company will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issue upon the conversion of the Series B

Preferred Stock issuable upon exercise of this Warrant as herein provided, such number of shares of Common Stock as shall then be issuable upon conversion of the Series B Preferred Stock issuable upon exercise of this Warrant. The Company shall from time to time in accordance with applicable law increase the authorized amount of its Common Stock if at any time the number of shares of Common Stock remaining unissued and available for issuance shall not be sufficient to permit conversion of the shares of Series B Preferred Stock issuable upon exercise of this Warrant. The Company covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Company will take all such action as may be reasonably necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirements of any national securities exchange upon which shares of capital stock of the Company may be listed.

      (2) Issue Tax. The issuance of certificates for shares of Series B Preferred Stock upon exercise of this Warrant shall be made without charge to the Holders of this Warrant for any issuance tax in respect thereof provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of Holder of this Warrant.

      (a) Closing of Books. The Company will at no time close its transfer books against the transfer of the shares of Series B Preferred Stock (or Common Stock issued upon the conversion of Series B Preferred Stock) issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.

      Section 4. Conversion of Series B Preferred Stock into Common Stock. Upon conversion of all of the issued and outstanding shares of the Company's Series B Preferred Stock into Common Stock this Warrant shall automatically be exercisable only for such number of shares of Common Stock of the Company as the Holder hereof would have received had this Warrant been exercised in full for Series B Preferred Stock and then converted into Common Stock on the date all issued and outstanding shares of Series B Preferred Stock converted into Common Stock. The Warrant Price in effect immediately prior to such conversion shall, concurrently with the effectiveness of such conversion, be proportionally adjusted. Upon such conversion of Series B Preferred Stock into Common Stock all references under this Warrant to Series B Preferred Stock shall be deemed to be references to Common Stock.

      Section 5. No Shareholder Rights or Liabilities. This Warrant shall not entitle the Holder hereof to any voting rights or other rights as a shareholder of the Company. No provision hereof, in the absence of affirmative action by the Holder hereof to purchase shares of Series B Preferred Stock, and no mere enumeration hereon of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the Warrant Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

      Section 6. Representations of Holder. By acceptance of this Warrant, the Holder hereby represents and acknowledges to the Company that:

      (1) this Warrant, the Series B Preferred Stock issuable upon exercise of this Warrant, and the Common Stock issuable upon conversion of the Series B Preferred Stock and any securities issued with respect to any of them by way of a stock dividend or stock split or in connection with a recapitalization, merger, consolidation or other reorganization will be "restricted securities" as such term is used in the rules and regulations under the Securities Act and that such securities have not been and will not be registered under the Securities Act or any state securities law, and that such securities must be held indefinitely unless registration is effected or transfer can be made pursuant to appropriate exemptions;

      (2) the Holder has read, and fully understands, the terms of this Warrant set forth on its face and the attachments hereto, including the restrictions on transfer contained herein;

      (3) the Holder has either a pre-existing personal or business relationship with the Company or one of its officers, directors or controlling persons;

      (4) the Holder is purchasing for investment for its own account and not with a view to or for sale in connection with any distribution of this Warrant, the Series B Preferred Stock of the Company issuable upon exercise of this Warrant or the Common Stock of the Company issuable upon conversion of the Series B Preferred Stock and it has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws; provided that nothing contained herein will prevent Holder from transferring such securities in compliance with the terms of this Warrant and the applicable federal and state securities laws;

      (5) the Holder is an "accredited investor" within the meaning of paragraph (a) of Rule 501 of Regulation D promulgated by the Securities and Exchange Commission and an "excluded purchaser" within the meaning of Section 25102(f) of the California Corporate Securities Law of 1968; and

      (6) the Company may affix the following legend (in addition to any other legend(s), if any, required by applicable state corporate and/or securities laws to certificates for shares of Series B Preferred Stock (or other securities) issued upon exercise of this Warrant and the shares of Common Stock issued upon conversion of the Series B Preferred Stock ("Warrant Shares"):

      "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT."

      Section 7. Notice of Proposed Transfers. The Holder of this Warrant, by acceptance hereof, agrees to comply in all respects with the provisions of this
Section 7. Prior to any proposed transfer of this Warrant or any Warrant Shares, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the Holder of such securities shall give written notice to the Company of such Holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail and shall be accompanied (except in transactions in compliance with Rule 144) by either (i) a written opinion of legal counsel who shall be reasonably satisfactory to the Company addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel to the effect that the proposed transfer of the Warrant and/or Warrant Shares may be effected without registration under the Securities Act, or (ii) a "no action" letter from the U.S. Securities and Exchange Commission (the "Commission") to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that enforcement action be taken with respect thereto, whereupon the Holder of such securities shall be entitled to transfer such securities in accordance with the terms of the notice delivered by the Holder to the Company. Each new certificate evidencing the Warrant and/or Warrant Shares so transferred shall bear the appropriate restrictive legends set forth in Section 7 above, except that such certificate shall not bear such restrictive legend if, in the opinion of counsel for the Company, such legend is not required in order to establish or assist in compliance with any provisions of the Securities Act or any applicable state securities laws.

      Section 8. Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may in its discretion reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

      Section 9. Presentment. Prior to due presentment of this Warrant together with a completed assignment form attached hereto for registration of transfer, the Company may deem and treat the Holder as the absolute owner of the Warrant, notwithstanding any notation of ownership or other writing thereon, for the purpose of any exercise thereof and for all other purposes, and the Company shall not be affected by any notice to the contrary.

      Section 10. Notice. All notices, requests, demands, instructions, payments, documents and other communications to be given hereunder shall be governed by the applicable provisions of the Note.

      Section 11. Governing Law. The validity, interpretation and performance of this Warrant shall be governed by the laws of the State of California without regard to principles of conflicts of laws.

      Section 12. Successors Assigns. Subject to the restrictions on transfer by Holder set forth in Section 8 hereof, all the terms and provisions of the Warrant shall be binding upon and inure to the benefit and be enforceable by the respective successors and assigns of the parties hereto.

      Section 13. Amendment. This Warrant may be modified or amended by a writing signed by the Company and the Holder.

      Section 14. Severability. Should any part but not the whole of this Warrant for any reason be declared invalid, such decision shall not affect the validity of any remaining portion, which remaining portion shall remain in force and effect as if this Warrant had been executed with the invalid portion thereof eliminated, and it is hereby declared the intention of the parties hereto that they would have executed the remaining portion of this Warrant without including therein any such part which may, for any reason, be hereafter declared invalid.

      IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and delivered on and as of the day and year first above written by one of its officers thereunto duly authorized.

      Dated: April 11, 1995

                                     NANOGEN, INC., a California corporation



                                     By   /s/ HOWARD BIRNDORF
                                        ----------------------------------------
                                        Howard Birndorf, Chief Executive Officer

                                  PURCHASE FORM


(To be executed by the Warrant Holder if he desires to exercise the Warrant in whole or in part)

To:  NANOGEN, INC.

      The undersigned, whose Social Security or other identifying number is__________, hereby irrevocably elects the right of purchase represented by the within Warrant for, and to purchase thereunder, ____________________
__________ shares of securities provided for therein and tenders payment herewith to the order of:

                                  NANOGEN, INC.
                                in the amount of
                                   $__________

The undersigned requests that certificates for such shares be issued as follows:

Name: __________________________________________________________________________

Address: _______________________________________________________________________

Deliver to: ____________________________________________________________________

Address: _______________________________________________________________________

and, if said number of shares shall not be all the shares purchasable hereunder, that a new Warrant for the balance remaining of the shares purchasable under the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below:

Address: _______________________________________________________________________

      Dated: __________, 19__



                                 -----------------------------------------------
                                   (Signature must conform in all respects to
                                   the name of the Warrant Holder as specified
                                 on the face of the Warrant, without alteration,
                                      enlargement or any change whatsoever)

                                   ASSIGNMENT


(To be executed by the Warrant Holder if he desires to effect a transfer of the Warrant)


      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ____________________ whose Social Security or other identification number is __________ [residing/located] at ______________________________ the attached
Warrant, and appoints ____________________ residing at _________________________
the undersigned's attorney-in-fact to transfer said Warrant on the books of the Company, with full power of substitution in the premises.

      Dated: __________, 19__

In the presence of:




-----------------------------------  -----------------------------------------
                                     (Signature must conform in all respects to
                                         the name of the Warrant Holder as
                                       specified on the face of the Warrant,
                                          without alteration, enlargement
                                            or any change whatsoever).